RTF P-2 10/14

SUPPLEMENT DATED OCTOBER 1, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

OF

Franklin Fund Allocator Series

Franklin LifeSmart™ 2015 Retirement Target Fund

Franklin LifeSmart™ 2020 Retirement Target Fund

Franklin LifeSmart™ 2025 Retirement Target Fund

Franklin LifeSmart™ 2030 Retirement Target Fund

Franklin LifeSmart™ 2035 Retirement Target Fund

Franklin LifeSmart™ 2040 Retirement Target Fund

Franklin LifeSmart™ 2045 Retirement Target Fund

Franklin LifeSmart™ 2050 Retirement Target Fund

(together, the Target Funds)

Effective January 1, 2015, the prospectus is amended as follows:

I. The benchmark indices for each of the Target Funds are changed from S&P® 500, MSCI EAFE, and Barclays U.S. Aggregate Indices to MSCI AC World, Barclay’s Multiverse and P&R 90-Day T-Bill Indices.

Please keep this supplement for future reference.